                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-108448 on Form S-3 and Registration Statement No. 333-120864 on Form S-4 of Fisher Scientific International Inc. of our report dated December 14, 2004, appearing in the Annual Report on Form 10-K of Apogent Technologies Inc. for the fiscal year ended September 30, 2004.



/s/ Deloitte & Touche LLP

New York, New York
December 14, 2004